SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Bond VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Portfolio Manager(s)
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference
February 12, 2018
PROSTKR-1002